SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 14, 2008
TBX RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-30746	75-2592165

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer Identification No.)
3030 LBJ Freeway, Suite 1320
Dallas, Texas 75234
(972) 243-2610
(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TBX Resources, Inc.
January, 18, 2008

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On January 14, 2008 Timothy P. Burroughs resigned from our Board Of Directors effective December 20, 2007 to spend more time pursuing other interests. Mr. Burroughs continues to serve as President and Chief Financial Officer of our company. A copy of Mr. Burroughs resignation letter is attached to this Report as Exhibit 17.1.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Exhibits
17.1	Letter of Resignation as a Director by Timothy Burroughs dated January 14, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 18, 2008	TBX Resources, Inc.
	By:	/s/ Tim Burroughs
Tim P. Burroughs,
President & Chief Financial Officer

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